                            Joint Filer Information

Name of Joint Filer:                    TS Innovation Acquisitions Sponsor,
                                        L.L.C.

Address of Joint Filer:                 c/o Tishman Speyer
                                        Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or               TS Innovation Acquisitions Corp.
Trading Symbol:                         [ TSIA ]

Date of Event Requiring Statement       11/09/2020
(Month/Day/Year):

Name of Joint Filer:                    Tishman Speyer Properties, L.P.

Address of Joint Filer:                 Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or               TS Innovation Acquisitions Corp.
Trading Symbol:                         [ TSIA ]

Date of Event Requiring Statement       11/09/2020
Month/Day/Year):

Name of Joint Filer:                    Tishman Speyer Properties, Inc.

Address of Joint Filer:                 c/o Tishman Speyer
                                        Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or               TS Innovation Acquisitions Corp.
Trading Symbol:                         [ TSIA ]

Date of Event Requiring Statement       11/09/2020
(Month/Day/Year):

Name of Joint Filer:                    Robert J. Speyer

Address of Joint Filer:                 c/o Tishman Speyer
                                        Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner, Chief Executive Officer and
                                        Chairman

Issuer Name and Ticker or               TS Innovation Acquisitions Corp.
Trading Symbol:                         [ TSIA ]

Date of Event Requiring Statement       11/09/2020
(Month/Day/Year):

Name of Joint Filer:                    Jerry I. Speyer

Address of Joint Filer:                 c/o Tishman Speyer
                                        Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or               TS Innovation Acquisitions Corp.
Trading Symbol:                         [ TSIA ]

 Date of Event Requiring Statement      11/09/2020
(Month/Day/Year):